SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       September 28, 2016
                         Date of Report
               (Date of Earliest Event Reported)

                      LEGALL HOLDINGS INC.
        (Exact Name of Registrant as Specified in its Charter)

                GARNET ISLAND ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55636                   81-2355761
(State or other       (Commission File Number)      (IRS Employer
jurisdiction           of incorporation)           Identification No.)

                    2215 North Wood Avenue
                  Linden, New Jersey 07036
         (Address of principal executive offices) (zip code)

                        908-448-1222
          (Registrant's telephone number, including area code

                     215 Apolena Avenue
               Newport Beach, California 92662
        (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On September 29, 2016, LeGall Holdings Inc. (formerly Garnet Island Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 90.9% of the total outstanding 5,500,000 shares of common stock as follows:

             Portia R. LeGall         3,750,000
             Terrence G. LeGall         650,000
             Tara P. LeGall             500,000
             Terrence G. M. LeGall      100,000

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01   Changes in Control of Registrant

  On September 28, 2016, the following events occurred which resulted in a change of control of the Registrant:

  1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1950.

  2.   The then current officers and directors resigned.

  3.   New officer(s) and director(s) were appointed and elected.

  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 2, 2016 as amended and supplemented by the information contained in this report.

  The Registrant anticipates that it will develop, through acquisition of existing businesses or development of its business plan, a global restaurant brand focusing on vegetarian, vegan and healthy Caribbean and American cuisine in a casual dining setting. The restaurant will offer speciality beverages from around the world and will offer catering and rental use for private parties. The Company anticipates that the restaurant will help promote and educate customers to the benefits of a healthy diet.

ITEM 5.02   Departure of Directors or Principal Officers;
		Election of Directors

  On September 28, 2016 the following events occurred:

       James M. Cassidy resigned as the Registrant's president, secretary and director.

       James McKillop resigned as the Registrant's vice president and director.

       Terrence G. LeGall and Portia R. LeGall were named directors of the Registrant.

       The following persons were appointed to the offices of the Registrant:

            Portia R. LeGall         co-Chief Executive Officer,
                                     Secretary and Treasurer
            Terrence G. LeGall  co-Chief Executive Officer
            Tara P. LeGall           Vice President of marketing.

  Portia R. LeGall serves as co-Chief Executive Officer, Secretary and Treasurer of the Registrant. From 2011 to the present, Ms. LeGall has been the CEO of a consulting firm in fashion, make overs and relationship counseling. Since 2003 Ms. LeGall has also served as a gospel singer and event host. From 2013 to 2015 she was the co-host of an Internet radio show about money and relationships. Since 2003, Ms. LeGall has been involved in charitable activities at Abundant Life Family Worship Church and Morning Star Community Church.

  Terrence G. LeGall serves as co-Chief Executive Officer of the Registrant. Since 2011 to the present, Mr.LeGall has served as CEO of the LeGall Group, a consulting organization. Since 2011, he has served as a consultant to Abundant Life Family Worship Church and others. From 2013 to 2015 he was the co-host of an Internet radio show about money and relationships.

                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                           LEGALL HOLDINGS INC.
Date: September 28, 2016                  /s/  Portia R. LeGall
                                               Chief Executive Officer